UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2005

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 323-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 1, 2005, 3Com Corporation (3Com or the Company) filed a Form 8-K, under Item 2.01 to report the completion of its acquisition of TippingPoint Technologies, Inc. (TippingPoint). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, 3Com stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K.  3Com hereby amends its Form 8-K filed on February 1, 2005 in order to provide the required financial information.

ITEM 9.01             Financial Statements and Exhibits

(a)           Financial statements of business acquired.

1.     The audited consolidated balance sheets of TippingPoint Technologies, Inc. as of January 31, 2004 and 2003 and the related consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for the years ended January 31, 2004, 2003, month ended January 31, 2002 and the year ended December 31, 2001 and the notes to the consolidated financial statements together with the report thereon of KPMG LLP are attached hereto as Exhibit 99.2.

2.     The unaudited consolidated balance sheets of TippingPoint Technologies, Inc. as of October 31, 2004 and January 31, 2004 and the related consolidated statements of operations for the three and nine months ended October 31, 2004 and 2003 and consolidated statements of cash flows for the nine months ended October 31, 2004 and 2003 and the notes to the consolidated financial statements are attached hereto as Exhibit 99.2.

(b)           Pro forma financial information.

Unaudited pro forma condensed combined balance sheet of the Company as of November 26, 2004 and unaudited pro forma condensed combined statements of operations for the six months ended November 26, 2004 and for the year ended May 28, 2004 are attached hereto as Exhibit 99.3.

(c)           Exhibits.

23.1         Consent of KPMG LLP.

99.1*       Text of Press Release, dated January 31, 2005, titled “3Com Finalizes Acquisition of TippingPoint Technologies, Inc.”

99.2         TippingPoint Financial Statements.

99.3         Unaudited Pro Forma Condensed Combined Financial Information.

*              Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3Com Corporation

Date: April 11, 2005	By:	/s/ Donald M. Halsted, III
Donald M. Halsted, III Executive Vice President and Chief Financial Officer

Exhibit Index

23.1	Consent of KPMG LLP.

99.1*	Text of Press Release, dated January 31, 2005, titled “3Com Finalizes Acquisition of TippingPoint Technologies, Inc.”

99.2	TippingPoint Financial Statements.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

*	Previously Filed.